EXHIBIT 99


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    EXHIBITS
                                       To
                                   Form 10-K

                                August 31, 1999

                                     Under
                      The Securities Exchange Act of 1934



                           Farmland Industries, Inc.

                                 EXHIBIT INDEX

The following exhibits are filed as a part of this Form 10-K Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein.

Exhibit No.                            Description of Exhibits


        PLAN OF COMBINATION

  2. A Transaction Agreement between Cenex Harvest States Cooperatives, a Minnesota cooperative association and Farmland Industries, Inc., a Kansas cooperative corporation, dated as of September 23, 1999.*

        ARTICLES OF INCORPORATION AND BYLAWS:

   3.(i)A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 10, 1998. (Incorporated by Reference - Form S-1/A, filed December 16, 1998)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES**:

   4.(i)A   Form of Trust Indenture with UMB Bank, National Association,
            providing          for issuance of unsubordinated debt securities,
            including form of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)

   4.(i)B Form of Trust Indenture with Commerce Bank, National Association, providing for issuance of subordinated debt securities, including forms of Ten-Year Bond, Series A, Ten-Year Bond, Series B, Five-Year Bond, Series C, Five-Year Bond, Series D, Ten-Year Monthly Income Bond, Series E, Ten-Year Monthly Income Bond, Series F, Five-Year Monthly Income Bond, Series G and Five-Year Monthly Income Bond, Series H. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)

   4.(i)C Certificate of Designation for a Series of Preferred Shares Designated as 8% Series A Cumulative Redeemable Preferred Shares, dated December 19, 1997. (Incorporated by Reference - Form S-2, filed April 3, 1998)
   4(.ii)A Syndicated Credit Facility between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15, 1996)

        MATERIAL CONTRACTS:

        MANAGEMENT REMUNERATIVE PLANS:

  10.(iii)A  Employee Variable Compensation Plan (September 1, 1999 - August 31,
             2000)

  10.(iii)B Farmland Industries, Inc. Management Long-Term Incentive Plan
            (Incorporated by Reference - Form 10-K, filed November 7, 1997)

          10.(iii)B(1) Exhibit F (Fiscal years 1998 through 2000) (Incorporated by Reference - Form 10-K, filed November 7, 1997)

          10.(iii)B(2) Exhibit G (Fiscal years 1999 through 2001) (Incorporated by Reference - Form 10-K, filed November 20, 1998)

        10.(iii)B(3)   Exhibit H (Fiscal years 2000 through 2002)

  10.(iii)C Farmland Industries, Inc. Supplemental Executive Retirement Plan
            (As Amended and Restated Effective September 1, 1999)


          10.(iii)C(1) Resolution Approving the Revision of Appendix A and
                       Appendix A (Incorporated by Reference - Form 10-K, filed November 27, 1996)

  10.(iii)D Farmland Industries, Inc. Executive Deferred Compensation Plan (As
            Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

  10.(iii)E Employment agreement between Farmland and Mr. H. D. Cleberg, dated
            May 1, 1999 (Incorporated by Reference - Form 10-Q, filed July 14,
            1999).

  10.(iii)F Employment Agreement between Farmland and Mr. Robert Honse, dated
            June 7, 1999 (Incorporated by Reference - Form 10-Q, filed July 14,
            1999).

  10.(iii)G Summary of severance and retention bonus plan for certain management employees of Farmland, dated June 7, 1999 (Incorporated by Reference - Form 10-Q filed July 14, 1999).

  21    Subsidiaries of the Registrant

  24    Power of Attorney

  27    Financial Data Schedule